EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
AUGUST 2018 MONTHLY DIVIDEND AND
JULY 31, 2018 RMBS PORTFOLIO CHARACTERISTICS

•	August 2018 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of July 31, 2018
•	Next Dividend Announcement Expected September 17, 2018

Vero Beach, Fla., August 15, 2018 - Orchid Island Capital, Inc. (the "Company") (NYSE:ORC) announced today that the Board of Directors (the "Board") declared a monthly cash dividend for the month of August 2018. The dividend of $0.08 per share will be paid September 10, 2018, to holders of record on August 31, 2018, with an ex-dividend date of August 30, 2018.  The Company plans on announcing its next dividend after the Board's meeting on September 17, 2018.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust ("REIT"), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of August 15, 2018, the Company had 52,034,596 shares outstanding. At June 30, 2018, the Company had 52,034,596 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of July 31, 2018 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company's distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.'s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the "Risk Factors" section of the Company's Form 10-K for the year ended December 31, 2017.

RMBS Valuation Characteristics
($ in thousands)
							Realized	Realized
							Jul 2018	May - Jul
						Weighted	CPR	2018 CPR
			Percentage		Weighted	Average	(1-Month)	(3-Month)
	Current	Fair	of	Current	Average	Maturity	(Reported	(Reported
Type	Face	Value(1)	Portfolio	Price	Coupon	(Months)	in Aug)	in Aug)
Hybrid/ARM
<3y reset	$1,621	$1,712	0.05%	$105.66	3.95%	199	72.73%	45.64%
3y-5y reset	24,844	24,566	0.66%	98.88	2.57%	294	1.64%	4.58%
Total Hybrid/ARM	26,465	26,278	0.71%	99.30	2.66%	288	6.00%	7.09%
Fixed Rate RMBS
Fixed Rate CMO	518,404	535,897	14.31%	103.37	4.39%	297	6.61%	6.81%
Fixed Rate CMO Total	518,404	535,897	14.31%	103.37	4.39%	297	6.61%	6.81%
15yr 3.5	3,092	3,131	0.08%	101.27	3.50%	123	52.81%	22.32%
15yr 4.0	779,968	804,161	21.47%	103.10	4.00%	178	5.53%	6.25%
15yr Total	783,060	807,292	21.55%	103.09	4.00%	177	5.73%	6.41%
20yr 4.0	209,880	216,312	5.77%	103.06	4.00%	235	9.34%	8.81%
20yr 4.5	19,700	20,569	0.55%	104.41	4.50%	238	8.57%	6.06%
20yr Total	229,580	236,881	6.32%	102.02	4.04%	235	9.27%	6.95%
20yr 4.5	438,203	447,067	11.94%	102.02	4.00%	235	6.88%	6.49%
20yr 4.5	1,307,624	1,367,175	36.50%	104.55	4.50%	347	8.43%	9.48%
20yr 4.5	172,193	184,422	4.92%	107.10	5.00%	356	6.17%	4.70%
30yr Total	1,918,020	1,998,664	53.36%	104.20	4.43%	347	7.88%	8.37%
Total Fixed Rate RMBS	3,449,064	3,578,734	95.54%	103.76	4.30%	294	7.32%	7.95%
Total Pass Through RMBS	3,475,529	3,605,012	96.25%	103.73	4.29%	294	7.31%	7.94%
Structured RMBS
Interest-Only Securities	740,789	115,999	3.10%	15.66	3.83%	279	11.65%	12.31%
Inverse Interest-Only Securities	242,396	24,516	0.65%	10.11	3.60%	308	14.06%	12.47%
Total Structured RMBS	983,185	140,515	3.75%	14.29	3.79%	284	12.25%	12.35%
Total Mortgage Assets	$4,458,714	$3,745,527	100.00%		4.27%	294	8.41%	9.17%

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of July 31, 2018			As of July 31, 2018
Fannie Mae	$2,241,090	59.8%	Whole Pool Assets	$2,687,129	71.7%
Freddie Mac	1,499,150	40.1%	Non-Whole Pool Assets	1,058,398	28.3%
Ginnie Mae	5,287	0.1%	Total Mortgage Assets	$3,745,527	100.0%
Total Mortgage Assets	$3,745,527	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $61.9 million purchased in July 2018, which settle in August 2018, and exclude assets with a fair value of approximately $57.2 million sold in July 2018, which settle in August 2018.

Borrowings By Counterparty
($ in thousands)
			Weighted
		% of	Average
	Total	Total	Maturity	Longest
As of July 31, 2018	Borrowings(1)	Debt	in Days	Maturity
RBC Capital Markets, LLC	$462,010	13.1%	34	9/28/2018
Mirae Asset Securities (USA) Inc.	377,833	10.7%	37	10/23/2018
J.P. Morgan Securities LLC	346,385	9.8%	10	8/17/2018
Mitsubishi UFJ Securities (USA), Inc	229,586	6.5%	37	9/17/2018
ICBC Financial Services LLC	198,184	5.6%	34	9/14/2018
Cantor Fitzgerald & Co	185,269	5.2%	15	8/15/2018
Citigroup Global Markets Inc	171,248	4.9%	42	9/17/2018
Wells Fargo Bank, N.A.	163,599	4.6%	22	8/27/2018
ING Financial Markets LLC	161,046	4.6%	43	9/17/2018
Natixis, New York Branch	146,697	4.2%	16	8/24/2018
ABN AMRO Bank N.V.	131,053	3.7%	3	8/3/2018
FHLB-Cincinnati	100,032	2.8%	1	8/1/2018
KGS-Alpha Capital Markets, L.P	99,545	2.8%	27	9/14/2018
Daiwa Securities America Inc.	93,907	2.7%	10	8/13/2018
South Street Securities, LLC	93,443	2.6%	29	8/30/2018
ASL Capital Markets Inc.	91,202	2.6%	33	9/17/2018
Guggenheim Securities, LLC	86,132	2.4%	39	9/18/2018
Nomura Securities International, Inc.	80,805	2.3%	38	10/22/2018
ED&F Man Capital Markets Inc	75,364	2.1%	39	9/21/2018
Barclays Capital, Inc.	69,890	2.0%	17	8/17/2018
Lucid Cash Fund USG LLC	56,095	1.6%	9	8/9/2018
Goldman, Sachs & Co	51,489	1.5%	10	8/10/2018
Merrill Lynch, Pierce, Fenner & Smith Incorporated	37,408	1.1%	25	8/30/2018
Mizuho Securities USA, Inc	13,667	0.4%	46	9/21/2018
J.V.B. Financial Group, LLC	8,504	0.2%	45	9/14/2018
Total Borrowings	$3,530,393	100.0%	27	10/23/2018

(1)
In July 2018, the Company purchased assets with a fair value of approximately $61.9 million, which settle in August 2018 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $57.2 million, which settle in August 2018 that collateralize approximately $55.3 million of repurchase agreements included in the table above.

RMBS Risk Measures
($ in thousands)
Mortgage Assets
		Weighted
		Average	Weighted	Weighted	Modeled	Modeled
		Months	Average	Average	Interest	Interest
		To Next	Lifetime	Periodic	Rate	Rate
	Fair	Coupon Reset	Cap	Cap Per Year	Sensitivity	Sensitivity
Asset Category	Value	(if applicable)	(if applicable)	(if applicable)	(-50 BPS)(1)	(+50 BPS)(1)
As of July 31, 2018
Adjustable Rate RMBS	$1,712	10	9.97%	2.00%	$5	$(3)
Hybrid Adjustable Rate RMBS	24,566	54	7.57%	2.00%	337	(350)
Fixed Rate RMBS	3,042,837	n/a	n/a	n/a	57,835	(68,684)
Fixed Rate CMO	535,897	n/a	n/a	n/a	2,669	(6,098)
Total Pass-through RMBS	3,605,012	n/a	n/a	n/a	60,846	(75,135)
Interest-Only Securities	115,999	n/a	n/a	n/a	(13,929)	9,599
Inverse Interest-Only Securities	24,516	1	6.30%	n/a	2,662	(3,224)
Structured RMBS	140,515	n/a	n/a	n/a	(11,267)	6,375
Total Mortgage Assets	$3,745,527	n/a	n/a	n/a	$49,579	$(68,760)

Funding Hedges
					Modeled	Modeled
					Interest	Interest
			Average	Hedge	Rate	Rate
			Notional	Period	Sensitivity	Sensitivity
			Balance(2)	End Date	(-50 BPS)(1)	(+50 BPS)(1)
Eurodollar Futures Contracts - Short Positions			$1,475,000	Dec-2020	$(18,438)	$18,438
Treasury Futures Contracts - Short Positions			165,000	Sep-2018	(4,555)	3,948
Payer Swaps			1,010,000	Aug-2022	(10,182)	10,182
Payer Swaption			950,000	Oct-2028	(6,904)	23,696
Receiver Swaption			100,000	Feb-2024	1,125	(302)
TBA Short Positions			400,000	n/a	(11,116)	13,028
Total Hedges					(50,070)	68,990

Grand Total					$(491)	$230

(1)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five year treasury futures contracts were valued at prices of $113.13 at July 31, 2018. The notional contract value of the short position was $186.7 million.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400